EXHIBIT 32.1

                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                      RULE 15d-14(b) and 18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Capital Partners Limited, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Frank Speight, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005                By: /S/ C. FRANK SPEIGHT
                                       ---------------------------
                                       C. Frank Speight
                                       Principal Executive Officer